                                 SCHEDULE 14A
                                (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement              / / Confidential, for Use of the
/X/ Definitive Proxy Statement                   Commission Only (as permitted
/ / Definitive Additional Materials              by Rule 14a-6(e)(2))
/ / Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12

                       ENGINEERED SUPPORT SYSTEMS, INC.
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

    /X/ No fee required.

    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

    (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

- --------------------------------------------------------------------------------

    (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

- --------------------------------------------------------------------------------

    (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

- --------------------------------------------------------------------------------

    (4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

- --------------------------------------------------------------------------------

    (5) TOTAL FEE PAID:

- --------------------------------------------------------------------------------

    / / Fee paid previously with preliminary materials.

    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

- --------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

    (3) Filing Party:

- --------------------------------------------------------------------------------

    (4) Date Filed:

- --------------------------------------------------------------------------------

                  NOTICE OF THE ANNUAL MEETING OF
                        THE SHAREHOLDERS OF
                  ENGINEERED SUPPORT SYSTEMS, INC.

                                                 St. Louis, Missouri
                                                    February 1, 2002

To the Shareholders of
Engineered Support Systems, Inc.:

    The Annual Meeting of the Shareholders of Engineered Support Systems, Inc. will be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 5, 2002 at 10:00 a.m. local time for the purpose of considering and voting upon the following matters:

    1. The election of five (5) directors to hold office for three
       (3) years;

    2. The approval of the Engineered Support Systems, Inc. Employee Stock Purchase Plan and the allocation of 500,000 shares of Engineered Support Systems, Inc. common stock to the Plan;

    3. The approval of the Engineered Support Systems, Inc. 2002
       Stock Option Plan and the allocation of 1,750,000 shares of Engineered Support Systems, Inc. common stock to the Plan;

    4. The approval of the Engineered Support Systems, Inc. 2002
       Stock Option Plan for Nonemployee Directors and the allocation of 200,000 shares of Engineered Support Systems, Inc. common stock to the Plan; and,

    5. To transact such other business, if any, as lawfully may be brought before the meeting or any adjournment thereof.

    A proxy statement, proxy and a copy of the Company's Annual
Report for the year ended October 31, 2001, accompany this Notice of the Annual Meeting of the Shareholders.

    We encourage all shareholders to attend the 2002 Annual Meeting at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121. For security purposes, if you plan to attend, you must notify the Corporate Secretary of your intent to do so by Friday, March 1, 2002.

                               ENGINEERED SUPPORT SYSTEMS, INC.

                               /s/ Michael F. Shanahan Sr.

                               Michael F. Shanahan, Sr.
                               Chairman and Chief Executive Officer

/s/ David D. Mattern

David D. Mattern
Secretary and General Counsel

    EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE
ENCLOSED PROXY AND MAIL IT PROMPTLY. A RETURN ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                  ENGINEERED SUPPORT SYSTEMS, INC.
                           201 EVANS LANE
                      ST. LOUIS, MISSOURI 63121

                           PROXY STATEMENT
                               FOR THE
                 ANNUAL MEETING OF THE SHAREHOLDERS
                     TO BE HELD ON MARCH 5, 2002

    THIS PROXY STATEMENT, WHICH IS BEING MAILED TO SHAREHOLDERS ON, OR ABOUT, FEBRUARY 1, 2002, IS PROVIDED IN CONJUNCTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ENGINEERED SUPPORT SYSTEMS, INC. ("ESSI" OR "COMPANY") FOR USE AT THE 2002 ANNUAL MEETING OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON MARCH 5, 2002 AT 10:00 A.M. LOCAL TIME AT THE HEADQUARTERS OF THE COMPANY, 201 EVANS LANE, ST. LOUIS, MISSOURI 63121. THE NOTICE OF MEETING, THE PROXY AND THE ANNUAL REPORT ARE ENCLOSED IN THIS PACKAGE. THE PROXY SHOULD BE RETURNED BY MARCH 1, 2002 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE.

                               PROXY

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company to be used at the 2002 Annual Meeting of the Shareholders.

    The shares represented by each executed proxy will be voted at the meeting in accordance with the instructions contained in the proxy subject to the conditions hereinafter set forth. In the event the Company receives an executed proxy that contains no instructions, the proxy shall be voted in accordance with the Board of Directors' recommendations as follows:

    1. "FOR" the election of five (5) directors to hold office for three (3) years;

    2. "FOR" the approval of the Employee Stock Purchase Plan and the allocation of 500,000 shares of Engineered Support
       Systems, Inc. common stock to the Plan;

    3. "FOR" the approval of the 2002 Stock Option Plan and the allocation of 1,750,000 shares of Engineered Support Systems, Inc. common stock to the Plan;

    4. "FOR" the approval of the 2002 Stock Option Plan for
       Nonemployee Directors and the allocation of 200,000 shares of Engineered Support Systems, Inc. common stock to the Plan;
       and,

    5. At the discretion of those individuals named in the enclosed proxy, on any other matter that may lawfully be brought before the meeting or any adjournment thereof.

    The Company will pay the reasonable expenses associated with its solicitation of the proxies for the meeting. These expenses include the cost of preparing, assembling and mailing the Notice of the Annual Meeting of the Shareholders, the proxy, the proxy statement, the return envelopes, the cost of handling and tabulating the number of proxies received, and the reasonable fees which brokerage houses, other institutions, nominees or fiduciaries customarily charge to forward the aforementioned material to the beneficial owners.

                        RIGHT OF REVOCATION

    Any shareholder executing a proxy for the meeting may revoke the proxy by written notice of revocation delivered or mailed to, and received by, the Secretary of the Company at 201 Evans Lane, St.
Louis, Missouri 63121 prior to the time the proxy is voted.

                           VOTING RIGHTS

    The shareholders of record at the close of business on January 17, 2002, are entitled to vote at the 2002 Annual Meeting of the Shareholders. Proxies properly executed by the Company's shareholders of record on January 17, 2002 will be voted as specified on the proxy and will be voted on all business to be voted upon at the Annual Meeting of the Shareholders and any adjournment thereof. Generally, each share is entitled to one vote. However, with the election of Directors, each shareholder has the right to cast as many total cumulative votes that equals the number of shares held by that shareholder multiplied by the number of Directors to be elected. Each shareholder may also cast the whole number of votes for each nominee or distribute them among some or all nominees. If authority is withheld to vote for an individual nominee on the proxy, the total cumulative votes will be allocated equally among the remaining nominees. As of January 17, 2002, there were 10,233,407 shares of common stock outstanding and entitled to vote.

        BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

    The table below sets forth the number of shares of common stock (the only class of outstanding securities of the Company) known by the Company to be beneficially owned by the officers and directors of the Company as a group, and each five percent (5%) shareholder as of January 17, 2002. Except as otherwise indicated in the footnotes to the table, the individuals listed in the table possess sole voting and investment power with respect to the shares opposite their name.

           NAME OF BENEFICIAL OWNER                SHARES OF COMMON STOCK       PERCENTAGE OF SHARES
             OR IDENTITY OF GROUP                    BENEFICIALLY OWNED            OUTSTANDING(1)
           ------------------------                ----------------------       --------------------
Fidelity Management & Research Company.........           581,575(2)                    5.4%
82 Devonshire Street
Boston, MA 02109

All officers and directors as a group
  (27 individuals).............................         1,383,293(3)                   12.7%

- ------------------
(1) For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding, as of January 17, 2002, as increased by the assumed exercise of all of the 625,063 outstanding options.

(2) This amount, as reflected on Schedule 13G effective November 30, 2001, consists of sole voting power with respect to 20,550 shares, no shared voting power, dispositive power with respect to 581,575 shares and no shared dispositive power. Sole voting power for 561,025 shares resides with Fidelity Funds' Board of Trustees.

(3) Includes options granted to certain key employees and directors of the Company as well as those shares held in the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

                            PROPOSAL ONE

                       ELECTION OF DIRECTORS

    The by-laws of the Company provide for staggered terms for the Directors. The election of the Directors for staggered terms maintains management continuity and discourages undesirable mergers, tender offers, proxy contests and the ill-favored exertion of control by a large block of common stock.

    The nominees, Gerald A. Potthoff, Gary C. Gerhardt, MG George E. Friel (U.S. Army, Retired), Thomas J. Guilfoil and General Charles
T. Robertson, Jr. (U.S. Air Force, Retired) are each proposed to be elected at the Annual Meeting of the Shareholders on March 5, 2002 for a three (3) year term that will expire in March 2005. The shares of common stock represented by properly executed proxies will be voted for the nominees. All nominees have consented to be named and to serve, if elected. If any nominee is unable to serve (which management has no reason to expect) the individuals named in the proxy intend to vote for the balance of those named and for a substitute nominee, if management recommends a vote for the substitute nominee.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE FIVE (5)
NOMINEES TO THE BOARD.

    The following table sets forth the principal occupation, the year in which their current term ends, the year in which they were first elected a director, the number of shares of common stock they beneficially owned as of January 17, 2002, the percent of the total shares outstanding which they own and the age of each director and nominee.

                                          CURRENT                       STOCK BENEFICIALLY         PERCENTAGE
          NAME AND PRINCIPAL               TERM           FIRST            OWNED AS OF             OF SHARES
       OCCUPATION OR EMPLOYMENT            ENDS          ELECTED             1/17/02             OUTSTANDING(1)       AGE
       ------------------------           -------        -------        ------------------       --------------       ---
Michael F. Shanahan, Sr.                   March        December             528,491                  4.9%            62
Chairman and Chief Executive Officer       2003           1983

Gerald A. Potthoff                         March         October             150,172                  1.4%            61
President and Chief Operating Officer      2002           1999

Gary C. Gerhardt                           March          March              244,803                  2.3%            56
Vice Chairman--Administration and          2002           1998
  Chief Financial Officer

William H.T. Bush                          March          March               17,500                  (2)             63
Chairman                                   2004           2000
Bush-O'Donnell & Co., Inc.

General Michael P.C. Carns                 March          March               16,352                  (2)             64
U.S. Air Force, Retired                    2003           2000

MG George E. Friel                         March        September              7,852                  (2)             59
U.S. Army, Retired                         2002           1998

Thomas J. Guilfoil                         March          March               50,213                  (2)             82
Attorney at Law                            2002           1993
Guilfoil, Petzall & Shoemake

S. Lee Kling                               March          March               32,602                  (2)             73
Chairman                                   2004           2000
Kling Rechter & Company

LTG Kenneth E. Lewi                        March          March               28,510                  (2)             71
U.S. Army, Retired                         2003           1992

General Charles T. Robertson, Jr.          March        December                   0                  (2)             55
U.S. Air Force, Retired(3)                 2002           2001

General Crosbie E. Saint                   March         August               13,750                  (2)             65
U.S. Army, Retired                         2004           2000

Michael F. Shanahan, Jr.                   March        December              45,855                  (2)             35
Executive Vice President                   2003           1994
Lockton Companies

Earl W. Wims, Ph.D.                        March          March               21,562                  (2)             62
Chairman                                   2004           1992
Marketing Horizons, Inc.

- --------------------
(1) See footnote (1) to Beneficial Ownership of Common Stock of the Company table.

(2) The percentage of shares is less than one percent (1%).

(3) General Charles T. Robertson, Jr. (U.S. Air Force, Retired) was appointed to the board effective December 20, 2001.

    Michael F. Shanahan, Sr. was elected Chairman of the Board of the Company in July 1987. He has served as Chief Executive Officer of the Company since 1985. Mr. Shanahan is also the Chairman of each of the Company's subsidiaries which include Systems & Electronics Inc., Engineered Air Systems, Inc., Keco Industries, Inc., Engineered Coil Company, d/b/a Marlo Coil, Engineered Electric Company, d/b/a Fermont and Engineered Specialty Plastics, Inc.

    Gerald A. Potthoff was named President and Chief Operating
Officer of the Company in October 1999. Prior thereto, Mr. Potthoff served as President of Systems & Electronics Inc. from October 1991 to July 2000.

    Gary C. Gerhardt was named Vice Chairman--Administration of the Company in October 1999 and prior thereto served as Executive Vice President since December 1994. He has been Chief Financial Officer of the Company since October 1993.

    William H.T. Bush has been Chairman of the investment firm, Bush-O'Donnell & Co., Inc. since 1986. Previously, he was President and CEO of Boatmen's National Bank of St. Louis.

    General Michael P.C. Carns (U.S. Air Force, Retired) served in the United States Air Force for 35 years until his retirement in 1994. From May 1991 until his retirement, General Carns served as Vice Chief of Staff, Headquarters U.S. Air Force. Prior thereto, he served as director of the Joint Staff since September 1989.

    MG George E. Friel (U.S. Army, Retired) served in the United
States Army for 38 years until his retirement in 1998. In the six years preceding his retirement, Major General Friel headed the U.S. Army Chemical and Biological Defense Command (CBDCOM).

    Thomas J. Guilfoil is the Senior and Founding Partner of the St. Louis law firm, Guilfoil, Petzall & Shoemake. Mr. Guilfoil's distinguished legal career of over 50 years began in St. Louis in 1941. Mr. Guilfoil also serves as Vice Chairman of the Arizona
Football Cardinals.

    S. Lee Kling has been Chairman of Kling Rechter Company, a merchant banking company, since 1991. Previously, he was Chairman of Landmark Bancshares Corp., a bank holding company.

    LTG Kenneth E. Lewi (U.S. Army, Retired) served in the United
States Army for 34 years until his retirement in 1989. His career in the U.S. Army centered primarily on providing logistical support to U.S. armed forces.

    General Charles T. Robertson, Jr. (U.S. Air Force, Retired) served in the United States Air Force for 33 years until his retirement in 2001. General Robertson served as commander in chief, U.S. Transportation Command, and commander, Air Mobility Command, Scott Air Force Base, since 1998. Prior thereto he served as commander, 15th Air Force, Travis Air Force Base, since 1996.

    General Crosbie E. Saint (U.S. Army, Retired) served in the
United States Army for 33 years until his retirement in 1992. In the four years preceding his retirement, General Saint served as Commander in Chief, United States Army, Europe and Seventh Army;
Commander, Central Army Group (NATO).

    Michael F. Shanahan, Jr. has been Executive Vice President of
Lockton Companies, an insurance concern, since November 2000. Prior thereto, he was a Producer for Lockton Companies since October 1994.

    Earl W. Wims, Ph.D., has been Chairman of Marketing Horizons,
Inc., a marketing research and consulting firm, since 1986. Dr. Wims is nationally recognized for his work in market strategy and focus.

                  DIRECTOR MEETINGS AND COMMITTEES

    During the fiscal year ended October 31, 2001, the Board of Directors of the Company met four (4) times. The Board has three committees: Executive, Compensation and Audit.

    The Executive Committee for fiscal year 2001 consisted of Michael F. Shanahan, Sr., Gerald A. Potthoff, Gary C. Gerhardt and Michael F. Shanahan, Jr. The principal function of the Executive Committee is to execute all the authority and power of the full Board of Directors in the management and operation of the Company and to act on behalf of the Board between regular meetings of the Board of Directors. The Executive Committee met on several occasions, as needed, throughout the course of fiscal year 2001.

    The Audit Committee for fiscal year 2001 consisted of William H.T. Bush, General Michael P.C. Carns, MG George E. Friel and S. Lee Kling, all of whom are considered independent. The Audit Committee met twice during fiscal year 2001 with representatives of the Company and representatives of the Company's independent accountants. The function of the Audit Committee is to: review, from time to time, the financial statements of the Company; meet, together and separately, with management of the Company and its independent accountants to discuss the financial statements and general accounting policies of the Company; and, review the management letter issued by the independent accountants and the Company's responses thereto. The Audit Committee has reviewed and discussed the audited financial statements with management; discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and, received from the independent accountants disclosures regarding their independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the independent accountants their independence. Based on the review and discussions noted above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended October 31, 2001 for filing with the Securities and Exchange Commission.

    The Compensation Committee for fiscal year 2001 consisted of Thomas J. Guilfoil, LTG Kenneth E. Lewi, Michael F. Shanahan, Jr. and Earl W. Wims. The purpose of the Compensation Committee is to review and approve the compensation policies and arrangements of the Company and its subsidiaries, as well as to administrate the Company's stock option and purchase plans. Members of the Compensation Committee are restricted from voting on matters that affect them. The Compensation Committee met twice during fiscal year 2000.

                           DIRECTORS FEES

    Directors who are not full-time employees of the Company are paid $1,000 for each meeting of the Board and $500 for each meeting of the committee on which they serve. They are also paid $300 per month during their term. Outside directors are reimbursed for expenses incurred in attending meetings.

                      AFFILIATION OF DIRECTORS

    The Company has a consulting agreement with William H.T. Bush that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,500 per month.

    The Company has a consulting agreement with General Michael P.C. Carns (U.S. Air Force, Retired) that may be terminated upon thirty
(30) days written notice by either party. This agreement provides for payments of $2,500 per month.

    The Company has a consulting agreement with MG George E. Friel (U.S. Army, Retired) that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,000 per month.

    The Company has a consulting agreement with S. Lee Kling that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,500 per month.

    The Company has a consulting agreement with LTG Kenneth E. Lewi (U.S. Army, Retired) that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,200 per month.

    The Company has a consulting agreement with General Charles T. Robertson (U.S. Air Force, Retired) that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,500 per month.

    The Company has a consulting agreement with General Crosbie E. Saint (U.S. Army, Retired) that may be terminated upon thirty (30) days written notice by either party. This agreement provides for payments of $2,500 per month.

    The Company has a consulting agreement with Michael F. Shanahan, Jr. that may be terminated upon ninety (90) days written notice.
This agreement provides for payments of $4,500 per month.

                      AUDIT COMMITTEE CHARTER

    The following Charter governs the composition of the Audit
Committee (the "Committee") and the scope of the duties and responsibilities the Board of Directors expects the Committee to undertake.

I. STATEMENT OF PURPOSE

    The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and
(iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between the internal audit function, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

II. COMPOSITION OF THE AUDIT COMMITTEE

    The Committee shall be comprised of not less than three nor more than five members of the Board of Directors, with the number of members to be determined from time to time by the Board. The members shall be designated by the Board of Directors, and the composition of the Committee shall be such as to comply with Rule 4310(c)(26)(B) of the Nasdaq National Market Rules, or the applicable rule governing audit committees of such other exchange on which the Company's stock may be traded from time to time.

III. MEETINGS

    The committee shall meet at least two (2) times annually, or more frequently as the Committee may from time to time determine to be appropriate. The content of the agenda shall be reviewed with the Chair of the Committee prior to finalization and distribution to the Committee as a whole. One or more of these meetings shall include separate executive sessions with the Company's Chief Financial Officer and the independent auditors. Unless the Board has previously designated the Chair, the members of the Committee may designate a Chair by majority vote.

IV. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

    The duties and responsibilities of the Committee shall include the following:

    A. INDEPENDENT AUDITORS

        1. Receive the written disclosures and letter from the Company's independent auditors contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as may be modified or supplemented, and discuss with the auditors any issues required to be discussed regarding their objectivity and independence, including, without limitation, the scope and fees for non-audit services rendered to the Company.

        2. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

        3. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

          * The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders on Form 10-K.

          * Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

          * Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

          * Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

    If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

        4. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

        5. Discuss at least annually with the Company's independent auditors the following: the adequacy and effectiveness of the Company's internal financial controls; the management letter issued by the independent accountants and management's response thereto; actions management has taken or progress it has made in addressing issues raised by the independent accountants; and major areas of financial risk.

        6. Review with management and the independent accountants any comments or inquiries from the Securities and Exchange Commission (SEC) relating to the Company's financial statements or other financial matters included in the Company's periodic filings with the SEC.

    B. INTERNAL AUDIT FUNCTION

        1. Review not less than annually the responsibilities, budget and structure of the Company's internal audit function.

        2. Discuss at least annually with the internal audit representative the effectiveness of the Company's internal controls, as well as any significant letters or reports to management issued through the internal audit function, and management's responses thereto.

        3. Review annually the Company's internal audit work plan with respect to financial reporting matters, and receive periodic reports regarding the progress of such internal auditing activities and any required remedial action.

    C. MANAGEMENT

        1. Discuss at least annually with the Company's General Counsel the scope and effectiveness of the Company's legal compliance programs, any legal matters that may have a material impact on the Company's financial statements, and any material reports or inquiries received from regulators or government agencies.

        2. Review and approve, or if appropriate recommend that the Board of Directors approve, all material related party transactions and potential conflict of interest situations.

        3. Authorize and oversee investigations deemed appropriate by the Committee into any matters within the Committee's scope of responsibility as described in this Charter or as may subsequently be delegated to the Committee by the Board of Directors, with the power to retain independent counsel, accountants and other advisors and experts to assist the Committee if deemed appropriate.

        4. Prepare the disclosure required of the Committee by S-K
    Item 306 of the Securities and Exchange Commission regulations to be included in the Company's annual proxy statement.

        5. Review this Charter on an annual basis and make recommendations of the Board of Directors concerning any changes deemed appropriate.

    D. OTHER MATTERS

        1. Report actions of the Committee periodically to the Board of Directors together with such recommendations for action by the Board of Directors as the Committee deems appropriate.

        2. Subject to the prior approval of the Board of Directors, arrange for and monitor special investigations and inquiries as the need arises.

        3. Make such recommendations to the Board of Directors with respect to the revision of this Charter as the Committee may from time to time determine to be necessary or appropriate.

                  REPORT OF THE COMPENSATION COMMITTEE
                       ON EXECUTIVE COMPENSATION

    The following report is provided by the Compensation Committee. The Committee supervises the Company's Executive Compensation Program ("Program") and is directly responsible for compensation actions affecting the Chairman and Chief Executive Officer and other executive officers of the Company and its subsidiaries. The Committee, which consists entirely of non-employee directors, met twice in fiscal year 2001.

THE EXECUTIVE COMPENSATION PHILOSOPHY

    The Program is designed and managed to link executive compensation to four basic objectives: Company performance, shareholder return, individual performance and competitive position. With respect to competitive position, the Program is designed to pay competitive compensation so the Company is able to attract and retain highly qualified executives. In determining competitive compensation practices, the Committee frequently utilizes information about other companies' compensation levels, as well as information from qualified compensation consultants.

    The Program uses overall Company performance in determining compensation levels and compensation changes. The Committee considers the Company's overall performance in meeting both short-term and long-term objectives. The Committee considers the Company's operating achievements in typical performance measures such as earnings, cash management and contract backlog. The Committee also considers the Company's progress towards long-term strategic objectives that cannot be easily quantified.

    The Program also links the interests of the Company's executives with the interests of its shareholders. This is accomplished by allocating a portion of executive compensation to performance-based equity compensation.

THE EXECUTIVE COMPENSATION PROGRAM

    The Program consists of three basic elements: base salary, incentive bonus compensation and performance-based equity compensation. Base salaries are reviewed annually. Salary changes reflect overall Company performance, pay competitiveness and individual performance.

    A substantial portion of each executive's annual cash compensation is tied to the Company's performance through incentive bonus compensation. The goals of this element of compensation are to focus the attention of executives on profits, continued growth, increased efficiency and teamwork, as well as to improve the Company's ability to attract and retain outstanding executive talent.

    The Committee determines the annual incentive bonus payment for each executive at the end of each fiscal year based on the Company's performance in important areas such as earnings, contract backlog and cash management. The Committee also considers the executive's individual contribution to the Company's performance and the executives contributions to the Company's progress towards long-term strategic objectives. Certain executives do receive minimum bonus payments.

    To ensure that management's interests are directly tied to shareholder return, a substantial portion of an executive's total compensation is equity compensation. To place emphasis on shareholder return, the Company, pursuant to shareholder approval, has adopted various Stock Option Plans ("Option Plans"). As of October 31, 2001, there were 772,568 options reserved for outstanding options or future issuance under the Option Plans. All options granted to date have been awarded at an exercise price equal to the fair market value of the stock on the date of the award. The Option Plans are administered by the Compensation Committee and option awards are made subjectively based upon the evaluations of the executive's past and anticipated contribution to the Company's performance.

FISCAL YEAR 2001 EXECUTIVE OFFICER COMPENSATION

    In determining the fiscal year compensation for executive officers, the Committee considers information on executive compensation for comparable companies. With respect to base salary, bonus and total compensation, the compensation of the Chairman and Chief Executive Officer and the other executive officers was at a level comparable to the 2001 median levels for those similarly situated in comparable companies.

    In determining the fiscal year 2001 performance compensation payments for the Chairman and Chief Executive Officer and the other executive officers, the Committee considered the Company's operating performance and return to shareholders. Fiscal year 2001 net revenues, net income and book value increased 8%, 42% and 39%, respectively, over fiscal year 2000. Share price increased 97% from $17.40 per share on December 31, 2000 to $34.21 per share on December 31, 2001. The Committee also considered each executive's contribution to the Company's performance.

    Based on the subjective evaluation of the above factors, the Committee approved the base annual salary of $720,000 and an incentive bonus payment of $700,000 for the Company's Chairman and Chief Executive Officer. Based on the subjective evaluation of the above factors, the Committee also approved the base annual salary of $300,000 and an incentive bonus payment of $160,000 for the President and Chief Operating Officer; the base annual salary of $255,000 and an incentive bonus payment of $140,000 for the Vice Chairman--Administration and Chief Financial Officer; the base annual salary of $177,500 and an incentive bonus payment of $100,000 for the Vice President--Planning and Development; and, the base annual salary of $144,400 and an incentive bonus payment of $74,500 for the Senior Vice President--Business Development. The Committee also awarded 645,000, 70,000, 60,000, 60,000 and 10,000 stock options under the Option Plans to Mr. Shanahan, Mr. Potthoff, Mr. Gerhardt, Mr. Davis and Mr. Brewer, respectively.

    The Company does have employment agreements with its Chairman and Chief Executive Officer and the other executive officers. These employment agreements are discussed in detail in the next section of this proxy statement.

SUMMARY

    Through the design and management of the Executive Compensation Program, as described above, the Committee believes total compensation of the Company's executives is linked directly to Company performance, individual performance and shareholder return. The Committee will continue to emphasize performance-based and stock-based compensation that is consistent with individual performance and that links management and shareholder interests. We conclude that the Company's performance and the competitive market warrant the compensation package approved for Mr. Shanahan, Sr. and the other executive officers.

                                     The Compensation Committee

                                     LTG Kenneth E. Lewi, Chairman
                                     Thomas J. Guilfoil
                                     Michael F. Shanahan, Jr.
                                     Earl W. Wims

                       EMPLOYMENT AGREEMENTS

    The Company has employment agreements with certain executive officers. The following represents a summary of the terms and conditions of those agreements with the Chairman and Chief Executive Officer, the President and Chief Operating Officer, the Vice
Chairman--Administration and Chief Financial Officer, the Vice
President--Planning and Development and the Senior Vice
President--Business Development.

    CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER. The employment agreement with Michael F. Shanahan, Sr. was executed on May 1, 2001 for a term of three (3) years. Unless terminated by either party upon thirty (30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. The current base salary under this agreement is $850,000.

    If the agreement is terminated by the Company, for other than cause, Mr. Shanahan is entitled to termination pay equal to twice his total annual compensation (payable in 24 equal monthly payments) for the fiscal year of the Company ending immediately prior to the date of termination. Mr. Shanahan is prohibited from competing with the Company for a period of one year after termination. The employment agreement further provides that he shall be entitled to a bonus in accordance with the terms of the agreement. The employment agreement also provides that the Company will reimburse his expenses associated with performing his duties on behalf of the Company.

    The Company is also a party to split dollar life insurance agreements with Mr. Shanahan. Under these arrangements, the Company will make annual life insurance premium payments for Mr. Shanahan. In return, the Company will be reimbursed for premiums it has paid. As provided for by the insurance policies, the Company can borrow funds against the cash surrender value. Ownership rights are subordinate to the Company's rights to be reimbursed for the premiums it has paid. Mr. Shanahan's employment agreement requires the Company to maintain life insurance on Mr. Shanahan during the term of the agreement.

    The employment agreement also provides for deferred compensation to be paid in the event of the retirement, disability or death of Mr. Shanahan. For disability, the benefit is $42,500 per month for a maximum of sixty (60) consecutive months. For retirement or death, the benefit is $42,500 per month for twenty-four (24) months. Although Mr. Shanahan has the right to vote on the authorization of his employment agreement as recommended by the Compensation Committee, he abstained from voting on it as on all other matters pertaining to his compensation.

    PRESIDENT AND CHIEF OPERATING OFFICER. Under the terms of Gerald
A. Potthoff's employment agreement with the Company, Mr. Potthoff is paid a base annual salary of $320,000. Under the terms of the agreement, Mr. Potthoff also receives an annual incentive bonus payment. Mr. Potthoff has also been granted a club membership and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company also has a split dollar life insurance arrangement with Mr. Potthoff similar to its agreement with Mr. Shanahan. Mr. Potthoff also receives benefits under a Supplemental Executive Retirement Plan.

    VICE CHAIRMAN--ADMINISTRATION AND CHIEF FINANCIAL OFFICER. Under the terms of Gary C. Gerhardt's employment agreement with the Company, Mr. Gerhardt is paid a base annual salary of $280,000. Under the terms of the agreement, Mr. Gerhardt also receives an annual incentive bonus payment. Mr. Gerhardt has also been granted a club membership and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Gerhardt similar to its agreement with Mr. Shanahan.

    VICE PRESIDENT--PLANNING AND DEVELOPMENT. Under the terms of Ronald W. Davis' employment agreement with the Company, Mr. Davis is paid a base annual salary of $200,000. Under the terms of the agreement, Mr. Davis also receives an annual incentive bonus payment. Mr. Davis has also been granted a club membership and he is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Davis similar to the agreement with Mr. Shanahan.

    SENIOR VICE PRESIDENT--BUSINESS DEVELOPMENT. Under the terms of Larry K. Brewer's employment agreement with the Company, Mr. Brewer is paid a base annual salary of $158,000. Under the terms of the agreement, Mr. Brewer also receives an annual incentive bonus payment. Mr. Brewer has also been granted a club membership and he is reimbursed for expenses associated with performing his duties on behalf of the Company.

                       EXECUTIVE COMPENSATION

    The following table sets forth the compensation for the Company's Chairman and Chief Executive Officer and the four next highest-paid executive officers for the Company's last three fiscal years:

SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                        ---------------------------------   ----------------------------------
                                                                                     AWARDS            PAYOUTS
                                                                            -----------------------    -------
                                                                            RESTRICTED                  LTIP
                                        SALARY               OTHER ANNUAL     STOCK       NUMBER OF    PAYOUTS    ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR        (1)       BONUS     COMPENSATION     AWARDS     OPTIONS(9)      (2)     COMPENSATION
- ---------------------------  ----       ------     -----     ------------   ----------   ----------    -------   ------------
Michael F. Shanahan, Sr.     2001      $721,600   $700,000        $0            $0         645,000       $0        $157,274(3)
Chairman & Chief             2000      $551,800   $538,000        $0            $0         375,000       $0        $105,100
Executive Officer            1999      $550,000   $526,000        $0            $0         187,500       $0        $ 98,300

Gerald A. Potthoff           2001      $306,100   $160,000        $0            $0          70,000       $0        $ 61,300(4)
President and Chief          2000      $282,200   $125,000        $0            $0         125,000       $0        $ 59,200
Operating Officer(8)

Gary C. Gerhardt             2001      $262,300   $140,000        $0            $0          60,000       $0        $ 14,700(5)
Vice Chairman--              2000      $236,500   $115,000        $0            $0          87,500       $0        $ 14,700
Administration &             1999      $203,200   $115,000        $0            $0          37,500       $0        $ 13,300
Chief Financial Officer

Ronald W. Davis              2001      $188,500   $100,000        $0            $0          60,000       $0        $ 14,700(6)
Vice President--Planning     2000      $158,700   $ 75,000        $0            $0          68,750       $0        $ 12,500
and Development              1999      $153,000   $ 75,000        $0            $0          37,500       $0        $ 12,800

Larry K. Brewer              2001      $147,200   $ 74,500        $0            $0          10,000       $0        $  1,700(7)
Senior Vice President--      2000      $130,872   $ 58,500        $0            $0          12,500       $0        $  1,200
Business Development(8)

- --------------------
 (1) This amount includes base salary and expense reimbursement allowances. Mr. Shanahan's expenses for fiscal year 2001 were $1,600. Mr. Potthoff's expenses for fiscal year 2001 were $6,100. Mr. Gerhardt's expenses for fiscal year 2001 were $7,300. Mr. Davis' expenses for fiscal year 2001 were $11,000. Mr. Brewer's expenses for fiscal year 2001 were $2,800.

 (2) There were no long-term incentive plan awards granted during the three year period ending October 31, 2001.

 (3) This amount includes $131,300 accrued pursuant to Mr. Shanahan's employment agreement which provides for deferred compensation to be paid in the event of retirement, disability, or death; $14,600 pursuant to the benefit of life insurance premiums paid by the Company; and, $11,400 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

 (4) This amount includes $56,000 accrued pursuant to Mr. Potthoff's employment agreement in connection with a Supplemental Executive Retirement Plan and $5,300 pursuant to the benefit of life insurance premiums paid by the Company.

 (5) This amount includes $3,300 pursuant to the benefit of life insurance premiums paid by the Company and $11,400 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

 (6) This amount includes $3,300 pursuant to the benefit of life insurance premiums paid by the Company and $11,400 pursuant to the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

 (7) This amount represents $1,700 pursuant to the benefit of life insurance premiums paid by the Company.

 (8) Mr. Potthoff and Mr. Brewer joined the Company on October 1, 1999, concurrent with the Company's acquisition of SEI. Accordingly, compensation information is presented for 2001 and 2000 only.

 (9) All option amounts have been restated to reflect a 5-for-4 stock split effected in the form of a 25% stock dividend on March 16, 2001.

                         PERFORMANCE GRAPH

    The following graph compares the annual percentage change in the Company's cumulative total shareholder return on its common stock with (i) the cumulative total return on the S & P 500 composite index and with (ii) the cumulative total return of the S & P Aerospace/Defense index for the period October 31, 1996 through October 31, 2001.

           COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
    AMONG ENGINEERED SUPPORT SYSTEMS, INC., THE S & P 500 INDEX
               AND THE S & P AEROSPACE/DEFENSE INDEX



                              [GRAPH]

                                                    Cumulative Total Return
                                      ---------------------------------------------------
                                       10/96    10/97    10/98    10/99    10/00    10/01

ENGINEERED SUPPORT SYSTEMS, INC.      100.00   231.53   222.73   184.15   290.75   979.39
S & P 500                             100.00   132.11   161.16   202.54   214.87   161.36
S & P AEROSPACE/DEFENSE               100.00   108.81   100.76    88.43   134.41   101.96

*$100 invested on 10/31/96 in stock or index--including reinvestment of dividends. Fiscal year ending October 31.

                       EMPLOYEE EQUITY PLANS

    The Company has reserved 772,568 shares of common stock for outstanding options or future issuance under two stock option plans adopted in 2000. The option plans provide for the award of stock options to employees and non-employee directors of the Company. Option plans for the employees are administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the authority, subject to the terms of the option plans, to determine optionees and the number of shares subject to each option granted. The option plans for the non-employee directors are administered by the Chairman of the Board. Subject to continuation of employment, options granted under the option plans must be exercised by the optionee within five (5) years from the date of grant. The exercise price for an option granted is equal to the fair market value of the common stock at the date of grant. As of October 31, 2001, eighty-six (86) employees and directors held options under these plans.

    The following tables show, as to executive officers previously listed, the options granted, aggregate options exercised and option values during the fiscal year ended October 31, 2001.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                  POTENTIAL REALIZABLE
                                                                                                    VALUE AT ASSUMED
                                                                                                  ANNUAL RATES OF STOCK
                                                                                                   PRICE APPRECIATION
                                                PERCENT OF                                           FOR OPTION TERM
                                               TOTAL OPTIONS                                    -------------------------
                                    OPTIONS     GRANTED IN      EXERCISE PRICE    EXPIRATION    5% ASSUMED    10% ASSUMED
NAME                                GRANTED     FISCAL YEAR       PER SHARE          DATE          RATE          RATE
- ----                                -------    -------------    --------------    ----------    ----------    -----------
Michael F. Shanahan, Sr. .......    645,000        52.9%            $17.50         3/28/06      $3,119,000    $6,891,000

Gerald A. Potthoff..............     70,000         5.7%            $17.50         3/28/06      $  338,000    $  748,000

Gary C. Gerhardt................     60,000         4.9%            $17.50         3/28/06      $  290,000    $  641,000

Ronald W. Davis.................     60,000         4.9%            $17.50         3/28/06      $  290,000    $  641,000

Larry K. Brewer.................     10,000         0.8%            $17.50         3/28/06      $   48,000    $  107,000

    No stock appreciation rights have ever been granted by the Company.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

                                                                                                      VALUE OF
                                                                             NUMBER OF               UNEXERCISED
                               NUMBER                                         OPTIONS                  OPTIONS
                              OF SHARES                                     AT 10/31/01              AT 10/31/01
                             ACQUIRED ON               VALUE               EXERCISABLE/             EXERCISABLE/
NAME                          EXERCISE               REALIZED              UNEXERCISABLE            UNEXERCISABLE
- ----                         -----------             --------              -------------            -------------
Michael F. Shanahan, Sr. ..    645,000              $15,673,500                 0/0                     $0/$0

Gerald A. Potthoff.........     73,000              $ 2,684,700              122,000/0              $4,394,400/$0

Gary C. Gerhardt...........     28,126              $   571,100              203,750/0              $7,791,900/$0

Ronald W. Davis............    148,438              $ 5,385,900              60,000/0               $1,937,400/$0

Larry K. Brewer............     22,500              $   781,700                 0/0                     $0/$0

    No stock appreciation rights have ever been granted by the Company.

                            PROPOSAL TWO

            APPROVAL OF ENGINEERED SUPPORT SYSTEMS, INC.
                  EMPLOYEE STOCK PURCHASE PLAN AND
      ALLOCATION OF 500,000 SHARES OF COMMON STOCK TO THE PLAN

    The Company is seeking shareholder approval of the Engineered Support Systems, Inc. Employee Stock Purchase Plan ("Plan") and the allocation of 500,000 shares of Engineered Support Systems, Inc. common stock to the Plan. The Company adopted the Plan effective July 2, 2001; however, if the Plan does not receive shareholder approval, the Plan will terminate and all employee contributions not yet applied to purchase shares will be refunded. The purpose of the Plan is to provide an opportunity for employees to become shareholders in the Company. It is believed that broad-based employee participation in the ownership of the Company will help to achieve the unity of purpose conducive to the continued growth of the Company and to the mutual benefit of the employees and shareholders.

    The complete text of the Plan is included in this proxy statement. The following summary of certain provisions of the Plan is qualified by reference to the text of the Plan.

    Employees who may participate in the plan include each employee of the Company who is not a five-percent shareholder and whose customary employment with the Company is greater than 20 hours per week and greater than five months per year. The Compensation
Committee shall administer the Plan.

    Shares purchased by employees under this Plan will be at 85% of the closing market price of the Company's common stock on either the first day or the last day of the offering period, whichever is less. An offering period represents each six (6) month period for the purchase of common stock under the Plan, with the first offering period having commenced July 2, 2001 and ended December 31, 2001. This Plan is intended to be an employee stock purchase plan which qualifies for favorable federal income tax treatment under Section 423 of the Internal Revenue Code.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE
RATIFICATION OF THE EMPLOYEE STOCK PURCHASE PLAN

                           PROPOSAL THREE

            APPROVAL OF ENGINEERED SUPPORT SYSTEMS, INC.
     2002 STOCK OPTION PLAN AND ALLOCATION OF 1,750,000 SHARES
                    OF COMMON STOCK TO THE PLAN

    The Company is seeking shareholder approval of the Engineered Support Systems, Inc. 2002 Stock Option Plan ("Plan") for officers, key employees and consultants, and the allocation of 1,750,000 shares of Engineered Support Systems, Inc. common stock to the Plan which, if approved, the Company proposes to implement after March 5, 2002. The purpose of the Plan is to increase motivation on the part of officers, key employees and consultants, by creating an incentive for them to remain in the employ of the Company and to work for the achievement of the Company's strategic objectives. To accomplish this purpose, the Compensation Committee may award stock options of the Company's common stock to eligible officers, key employees and consultants as earned by their performance.

    The complete text of the Plan is included in this proxy statement. The following summary of certain provisions of the Plan is qualified by reference to the text of the Plan.

    Participants of the Plan include any employee or consultant selected by the Compensation Committee as eligible for any award contemplated under the Plan. The Compensation Committee shall administer the Plan and, in connection therewith, shall have full power to grant awards, construe and interpret the Plan, determine those eligible to receive awards, and determine the amount and type of each award, subject to the provisions of the Plan.

    The options shall be granted at the fair market value of the common stock on the date awarded. The options expire five (5) years from the date of grant, unless ended sooner due to the termination of service or death of the optionee. In case of death, the estate of the deceased will have the right for six (6) months after the date of death to exercise the options. The options granted may not be repriced at any time and are not transferable or assignable. The members of the Company's Compensation Committee are ineligible to receive awards under the plan. Hence, the Plan, as proposed, is intended to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE
RATIFICATION OF THE 2002 STOCK OPTION PLAN

                           PROPOSAL FOUR

            APPROVAL OF ENGINEERED SUPPORT SYSTEMS, INC.
        2002 STOCK OPTION PLAN FOR NONEMPLOYEE DIRECTORS AND
      ALLOCATION OF 200,000 SHARES OF COMMON STOCK TO THE PLAN

    The Company is seeking shareholder approval of the Engineered Support Systems, Inc. 2002 Stock Option Plan for Nonemployee Directors ("Nonemployee Director Plan") and the allocation of 200,000 shares of Engineered Support Systems, Inc. common stock to the Nonemployee Director Plan. If approved, the Company proposes to implement the Nonemployee Director Plan after March 5, 2002. The Nonemployee Director Plan is being proposed in order to maintain the Company's compliance with Rule 16b-3 of the Securities Act of 1934 ("Act"). Rule 16b-3 provides that certain stock transactions by executive officers and directors of public companies ("Reporting Persons"), pursuant to the stock based benefit plans of such companies, will be exempt from certain provisions of Section 16 of the Act if the plans conform to certain requirements. Generally, these requirements impose restrictions on the timing of such transactions and restrictions on how the plans may award benefits or who may make decisions as to the amount, timing and recipients of awards under such plans.

    Rule 16b-3 provides that persons having discretion as to awards under the Company's plans, in which Reporting Persons participate, may not themselves be eligible to receive awards under such plans and, therefore, must be "disinterested". The members of the Company's Compensation Committee are ineligible to receive awards under the plans they administrate.

    The Nonemployee Director Plan, as proposed, is intended to meet the requirements of Rule 16b-3. The persons eligible to participate in the Nonemployee Director Plan will be nonemployee members of the Board of Directors. The Plan provides for the granting of stock options of the Company's common stock to nonemployee directors. Under the terms of the Nonemployee Director Plan, an initial grant of 3,750 shares will be awarded to each nonemployee director immediately following the first Annual Shareholders Meeting after such director is first elected or appointed. Subsequent annual grants of 2,500 shares will be made immediately following each Annual Shareholders Meeting to all nonemployee directors who have previously received initial grants. The Chairman of the Board, or his designee, will administer the Nonemployee Director Plan.

    The complete text of the 2002 Stock Option Plan for Nonemployee Directors is included in the proxy statement. The options shall be granted at the fair market value of the common stock at the date awarded. The options expires five (5) years from the date of grant, unless ended sooner due to the termination of service or death of the optionee. In the event of death, the estate of the deceased has the right for six (6) months after the date of death to exercise the options. The options granted may not be repriced at any time and are not transferable or assignable. The foregoing summary of the 2002 Stock Option Plan for Nonemployee Directors is qualified by reference to the text of the Plan.

    THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE
RATIFICATION OF THE 2002 STOCK OPTION PLAN FOR THE NONEMPLOYEE
DIRECTORS

          RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    PricewaterhouseCoopers LLP, independent certified public accountants, have been the auditors of the accounts of the Company since 1991, including the year ended October 31, 2001. The Company anticipates that representatives of PricewaterhouseCoopers LLP will be present at the 2002 Annual Meeting of the Shareholders and PricewaterhouseCoopers LLP will have the opportunity to make a statement if they so desire at that time. PricewaterhouseCoopers LLP will also be available to respond to appropriate questions raised at the 2002 Annual Meeting of the Shareholders.

    PricewaterhouseCoopers LLP has informed the Company that it does not have any direct financial interest in the Company and that it has not had any direct connection with the Company as either a promoter, underwriter, director, officer or employee.

    The aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for the year ended October 31, 2001 in connection with professional services rendered for the audit of the Company's annual financial statements, the reviews of the financial statements included in the Company's Forms 10-Q and the audits of the employee benefit plan financial statements included in the Company's Form 11-K were $194,500.

    The Company did not engage PricewaterhouseCoopers LLP to provide advice to the Company regarding financial information systems design and implementation during the year ended October 31, 2001.

    Fees and out-of-pocket expenses billed to or expected to be billed to the Company by PricewaterhouseCoopers LLP during the year ended October 31, 2001 for all other non-audit services rendered to the Company totaled $925,981.

    As is customary, accountants for the current fiscal year will, upon the recommendation of the Audit Committee, be appointed by the Board of Directors at their meeting immediately following the Annual Meeting of the Shareholders.

         SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

    Shareholder proposals for the 2003 Annual Meeting of the Shareholders must be received by the Company no later than October 31, 2002, for inclusion in the Company's proxy statement and proxy for that meeting. The proposals should be submitted to the Company at 201 Evans Lane, St. Louis, MO 63121, Attention: Corporate Secretary.

                           OTHER MATTERS

    Other than the foregoing, the Board of Directors does not intend to bring any other matter before the meeting and does not know of any matter that anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, the individuals named in the accompanying proxy, or their duly qualified substitutes acting at the meeting, will be deemed authorized to vote or otherwise act in accordance with their judgment on such matters.

                                 By order of the Board of Directors

                                 /s/ David D. Mattern

                                 David D. Mattern,
                                 Secretary and General Counsel

Dated: February 1, 2002

    NOTICE: Upon written request from any shareholder of record as of January 17, 2002 (or any beneficial owner representing they are or were entitled to vote at the 2002 Annual Meeting), the Company will furnish to such shareholder, without charge, its Annual Report on Form 10-K for the year ended October 31, 2001, as filed with the Securities and Exchange Commission, including financial statements. The Company may impose a reasonable fee for its expense in connection with providing exhibits referred to in such Form 10-K, if the full text of such exhibits are specifically requested. Requests should be directed to: Investor Relations, Engineered Support Systems, Inc., 201 Evans Lane, St. Louis, MO 63121.

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                                                          APPENDIX A

                  ENGINEERED SUPPORT SYSTEMS, INC.
                    EMPLOYEE STOCK PURCHASE PLAN

                      ARTICLE I. INTRODUCTION

    Section 1. Establishment of Plan. Engineered Support Systems, Inc., a Missouri corporation (the "Company") with principal offices located in the County of St. Louis, State of Missouri, adopts the following employee stock purchase plan for its eligible employees, effective on July 2, 2001, subject to Section 1 of Article III. This Plan shall be known as the Engineered Support Systems, Inc. Employee Stock Purchase Plan. The Plan shall continue in effect until the earlier of the date the Company terminates the Plan or the date all of the shares subject to the Plan, as amended from time to time, are purchased.

    Section 2. Purpose. The purpose of this Plan is to provide an opportunity for eligible employees to become shareholders in the Company. It is believed that broad-based employee participation in the ownership of the Company will help to achieve the unity of purpose conducive to the continued growth of the Company and to the mutual benefit of its employees and shareholders.

    Section 3. Qualification. This Plan is intended to be an employee stock purchase plan which qualifies for favorable Federal income tax treatment under Section 423 of the Code. Any provision of the Plan inconsistent with Section 423 of the Code will, without further act or amendment by the Company, be deemed reformed to comply with Section 423 of the Code.

                      ARTICLE II. DEFINITIONS

    Section 1. Definitions of Terms as used in Plan.

    (a) "Closing Market Price" means the last sale price of the stock as reported by the National Association of Securities Dealers Automated Quotation National Market System (the "NASDAQ-NMS") on the date specified or, if no sales occurred on such day, on the most recent day when sales occurred; but if there should be any material alteration in the present system of reporting sales prices of such stock, or if such Stock should no longer be listed by the NASDAQ-NMS, the market value of the stock as of a particular date shall be determined in such a method as shall be specified by the Plan Administrator.

    (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (c) "Contribution Account" means the account established on behalf of a Participant to which shall be credited the amount of the Participant's contribution, pursuant to Article V.

    (d) "Employee" means each employee of an Employer (a) who is not a five-percent shareholder and (b) whose customary employment by the Employer is greater than 20 hours per week and greater than five months per year.

    (e) "Employer" means the Company or any corporation which is a Subsidiary of the Company on July 2, 2001. Any corporation that becomes a Subsidiary after July 2, 2001 will be deemed to have adopted the Plan for its eligible Employees immediately upon becoming a Subsidiary, unless the Company acts to exclude the Subsidiary and its eligible Employees from participating in the Plan.

    (f) "Exercise Date" means the last trading date on the NASDAQ-NMS in June or December, as the case may be, on which a particular Offering concludes.

    (g) "Exercise Price" means the price per share of the stock to be charged to Participants at the Exercise Date, as determined in
Section 3 of Article VI.

    (h) "Five-Percent Shareholder" means an Employee who owns, or who would own immediately after the Grant Date, five percent or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary thereof. In determining this five percent test, shares of stock which the Employee may purchase under outstanding options, as well as stock attributed to the Employee under Section 424(d) of the Code, shall be treated as stock owned by the Employee in the numerator, but shares of stock which may be issued under options shall not be counted in the total of outstanding shares in the denominator.

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    (i) "Grant Date" means the first trading date on the NASDAQ-NMS in January or July, as the case may be, on which a particular
Offering commences.

    (j) "Offering" means each six (6) month period for the purchase of Shares under the Plan. The first Offering shall commence on July 2, 2001. Thereafter, Offerings shall commence on each subsequent
Grant Date.

    (k) "Participant" means any Employee of an Employer who has met the conditions for eligibility as provided in Article IV and who has elected to participate in the Plan.

    (l) "Plan" means the Engineered Support Systems, Inc. Employee Stock Purchase Plan, as described in this document and as amended from time to time.

    (m) "Plan Administrator" means the committee composed of one or more individuals to whom authority is delegated by the Company's board of directors to administer the Plan. The Plan Administrator shall initially be the Compensation Committee of the Company's board of directors.

    (n) "Plan Year" means the 12 month period ending on December 31. The initial Plan Year shall commence on July 2, 2001 and end on December 31, 2001.

    (o) "Shares" means those shares of common stock of the Company which are reserved pursuant to Section 6.1 for issuance upon the exercise of options granted under this Plan.

    (p) "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company each of which (other than the last corporation in the chain) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

                 ARTICLE III. SHAREHOLDER APPROVAL

    Section 1. Shareholder Approval of Plan. If the Plan is not approved by the shareholders of the Company before June 30, 2002, it shall not take effect and all Employee Contributions not yet applied to the purchase shares will be refunded.

    Section 2. Shareholder Approval for Certain Amendments. Without the approval of the shareholders of the Company, no amendment to this Plan shall:

      (i) increase the number of Shares reserved under the Plan, other than as provided in Section 3 of Article X;

     (ii) make participation in the Plan available to any person who is not an Employee; or,

    (iii) make participation in the Plan available to employees or any corporation other than the Company or any Subsidiary which is an Employer.

    Approval by shareholders must comply with applicable provisions of the corporate charter and bylaws of the Company, and with applicable federal and state securities law.

             ARTICLE IV. ELIGIBILITY AND PARTICIPATION

    Section 1. Conditions. Each Employee shall become eligible to become a Participant as of the Grant Date coinciding with or next following the completion of 30 days of employment following the Participant's date of hire. No Employee who is a Five-Percent Shareholder shall be eligible to participate in the Plan. Notwithstanding anything to the contrary contained herein, no individual who is not an Employee shall be granted an option to purchase Shares under the Plan.

    Section 2. Application for Participation. Each Employee who becomes eligible to participate shall be furnished a summary of the Plan and an enrollment form. If such Employee elects to participate hereunder, he shall complete such form and file it with his Employer no later than the December 15 or June 15 preceeding the Offering. (However, enrollment will end June 29, 2001 for the first Offering, which commences July 2, 2001). The completed enrollment form shall indicate the amount of Employee contribution authorized by the Employee. If no new enrollment form is filed by a Participant in advance of any Offering after the initial Offering, that Participant shall be deemed to have elected to continue to participate with the same contribution previously elected (subject to the limit of 15% of base pay).

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

    Section 3. Date of Participation. All eligible Employees who elect to participate shall be enrolled in the Plan commencing with the first pay date after the Grant Date following their submission of the enrollment form. Upon becoming a Participant, the Participant shall be bound by the terms of the Plan.

                  ARTICLE V. CONTRIBUTION ACCOUNT

    Section 1. Employee Contributions. The enrollment form signed by each Participant shall authorize the Employer to deduct from the Participant's compensation an after-tax amount in an exact number of dollars during each payroll period which may not be less than five dollars ($5.00) nor more than 15% of the Participant's base pay on the Grant Date on which his enrollment is effective. The term "base pay" means and includes (i) a Participant's regular salary or earnings; (ii) a Participant's overtime pay; and (iii) bonuses. Base pay shall not include any other compensation, taxable or otherwise, including without limitation moving/relocation expenses, imputed income, option income, tax-gross-ups and taxable benefits. The dollar amount deducted on each paydate shall be credited to the Participant's Contribution Account. No interest will accrue on any contributions or on the balance in a Participant's Contribution Account. The Company's obligations to Participants with respect to the Contributions under the Plan are unfunded and secured and Participants, their heirs and Legal Representatives are unsecured general creditors with no legal rights or claims to any particular assets of the Company. All proceeds received by the Company from the sale of shares under the Plan will be used for general corporate purposes.

    Section 2. Modification of Contribution Rate. No change shall be permitted in a Participant's amount of withholding except upon Grant Date, and then only if the Participant files a new enrollment form with the Employer at least 15 days in advance of such date designating the desired withholding rate; except that a Participant may notify the Employer at any time (except during the periods from June 15 through June 30 or December 15 through December 31) that he wishes to discontinue his contributions. This notice shall be in writing and on such forms as provided by the Employer and shall become effective as of a date provided on the form not more than 30 days following its receipt by the Employer.

    Section 3. Withdrawal of Contributions. A Participant may elect to withdraw the balance of his Contribution Account at any time during the Offering prior to the Exercise Date (except during the periods from June 15 through June 30 or December 15 through December
31). The option granted to a Participant shall be canceled upon his withdrawal of the balance in his Contribution Account. The election to withdraw must be in writing on such forms as may be provided by the Employer. No further contributions may be made with respect to the Offering in which a withdrawal occurs.

            ARTICLE VI. ISSUANCE AND EXERCISE OF OPTIONS

    Section 1. Reserved Shares of Stock. The Company shall reserve 500,000 Shares for issuance upon exercise of the options granted under this Plan. Subject to adjustment pursuant to Section 3 of
Article X, the aggregate number of Shares which may be purchased by Participants pursuant to options granted under the Plan shall not exceed the number of Shares reserved hereunder. Shares may, however, be originally issued by the Company or purchased by the Company on the open market, in the discretion of the Plan Administrator.

    Section 2. Issuance of Options. On the Grant Date, each
Participant shall be deemed to receive an option to purchase a number of Shares at an Exercise Price determined as provided in this
Article VI.

    Section 3. Determination of Exercise Price. The Exercise Price of the options granted under this Plan for any Offering shall be 85% of the Closing Market Price of the stock on either the Exercise Date or the Grant Date, whichever is less.

    Section 4. Purchase of Stock. On the Exercise Date, all of the options which were granted on the previous Grant Date and which have not subsequently been canceled pursuant to the provisions of the Plan shall be automatically exercised. The Contribution Account of each Participant shall be used to purchase the number of whole Shares determined by dividing the Exercise Price into the balance of the Participant's Contribution Account. Any money remaining in a Participant's Contribution Account representing a fractional share shall remain in his Contribution Account to be used in the next Offering along with new contributions in the next Offering; provided, however, that if the Participant does not enroll for the next Offering, the balance remaining shall be returned to him in cash.

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    Section 5. Terms of Options. Options granted under this Plan shall be subject to such amendment or modification as the Plan Administrator shall deem necessary to comply with any applicable law or regulation, including but not limited to Section 423 of the Code, and shall contain such other provisions as the Plan Administrator shall from time to time approve and deem necessary. All Employees granted options shall have the same rights and privileges as required by Section 423(b)(5) of the Code.

    Section 6. Limitations on Options. The options granted hereunder are subject to the following limitations:

    (a) the maximum amount which shall be applied to purchase shares for any Participant on any Exercise Date shall not exceed
        $5,000;

    (b) no Employee shall be granted an option to the extent that the number of shares that may be purchased for such Employee (when taken together with all other options exercisable by such Employee under any other stock purchase plan of the Company or a Subsidiary that is qualified under Section 423) in the aggregate during a calendar year exceeds $25,000 in fair market values, determined on the Grant Date for the Offering with respect to which the purchase is made;

    (c) the maximum number of Shares shall be adjusted upon the occurrence of an event described in Section 3 of Article X;

    (d) no option may be granted to a Participant if immediately after the option is granted the Participant would be a Five-Percent Shareholder; and,

    (e) no Participant may assign, transfer or otherwise alienate any options granted to him under this Plan, otherwise than by will or the laws of descent and distribution, and such options may be exercised during the Participant's lifetime only by him.

    Section 7. Pro-Rata Reduction of Optioned Shares. If the total number of Shares to be purchased under option by all Participants on an Exercise Date exceeds the number of Shares remaining authorized for issuance under Section 1 of Article VI, a pro-rata allocation of the Shares available for issuance will be made among the Participants in proportion to their respective Contribution Account balances on the Exercise Date, and any money remaining in the Contribution Accounts shall be returned to the Participants.

             ARTICLE VII. TERMINATION OF PARTICIPATION

    Section 1. Termination of Employment. Any Employee whose employment with the Employer is terminated during the Plan Year for any reason except death or disability shall cease being a Participant immediately. The balance of that Participant's
Contribution Account shall be paid to such Participant as soon as practical after their termination. The options granted to such Participant shall be canceled as of the date of termination.

    Section 2. Death. If a Participant should die while employed by the Employer, no further contributions on behalf of the deceased Participant shall be made. The legal representative or beneficiary of the deceased Participant may elect to withdraw the balance in such Participant's Contribution Account by notifying the Employer in writing prior to the Exercise Date for the Offering during which the Participant died (except during the periods from June 15 through June 30 or December 15 through December 31). In the event that no election to withdraw is made on or before the June 15 or December 15 preceding the Exercise Date, the balance accumulated in the deceased Participant's Contribution Account shall be used to purchase Shares in accordance with Section 4 of Article VI. Any money remaining which is insufficient to purchase a whole Share shall be paid to the legal representative or beneficiary.

    Section 3. Disability. If a Participant should terminate employment with the Employer on account of disability, as determined by reference to the definition of "disability" in the Employer's long-term disability plan, no further contributions on behalf of the disabled Participant shall be made. The Participant may elect to withdraw the balance in his Contribution Account by notifying the Employer in writing prior to the Exercise Date in the Plan Year during which the Participant became disabled (except during the periods from June 15 through June 30 or December 15 through December
31). In the event no election to withdraw is made on or before the June 15 or December 15 preceding the Exercise Date, the balance accumulated in the disabled Participant's Contribution Account shall be used to purchase Shares in accordance with Section 4 of Article VI, and any money remaining which is insufficient to purchase a whole Share shall be paid to the disabled Participant.

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                  ARTICLE VIII. OWNERSHIP OF STOCK

    Section 1. Share Ownership, Form. The Shares purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and/or sold at the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a shareholder of the Company shall inure to the Participant with respect to such Shares. All the Shares purchased under the Plan shall be delivered by the Company in the manner determined by the Plan Administrator.

    The Plan Administrator, in its sole discretion, may determine that the Shares shall be delivered by (i) issuing and delivering to the Participant a certificate for the number of Shares purchased by such Participant on an Exercise Date, (ii) issuing and delivering a certificate or certificates for the number of Shares purchased by all Participants on an Exercise Date to a member firm of the New York Stock Exchange which is also a member of the National Association of Securities Dealers, as selected by the Plan Administrator from time to time ("Custodian"), which Shares shall be maintained by such member firm in separate brokerage accounts for each Participant or (iii) issuing and delivering a certificate or certificates for the number of Shares purchased by all Participants on an Exercise Date to a bank or trust company or affiliate thereof, as selected by the Plan Administrator from time to time, which Shares shall be maintained by such bank or trust company or affiliate in separate accounts for each Participant. Each certificate or account, as the case may be, may be in the name of the Participant or, if the Participant designates on the form prescribed by the Plan Administrator, in the Participant's name jointly with another individual, with the right of survivorship. Such designation may be changed by filing notice thereof.

    Section 2. Dividends. Cash dividends on any Shares credited to a Participant's account will be automatically reinvested in additional shares of the Company's common stock. Such amounts will not be available in the form of cash to Participants. All cash dividends paid on Shares credited to Participants' accounts will be paid by the Company to the Custodian at the dividend payment date. The Custodian will aggregate all purchases of the Company's common stock in connection with the Plan for a given dividend payment date. Purchases of the Company's common stock for purposes of dividend reinvestment will be made as promptly as practicable (but not more than 30 days) after a dividend payment date. The Custodian will make such purchases, as directed by the Plan Administrator, either (i) in transactions on any securities exchange upon which the Company's common stock is traded, in the over-the-counter market, or in negotiated transactions, or (ii) directly from the Company at 100% of the fair market value of the Company's common stock on the dividend payment date. Any shares of the Company's common stock distributed as a dividend or distribution in respect of shares of the Company's common stock or in connection with a split of the Company's common stock credited to a Participant's account will be credited to such account. In the event of any other non-cash dividend or distribution in respect to Shares credited to a Participant's account, the Custodian will, if reasonably practicable and at the direction of the Plan Administrator, sell any property received in such dividend or distribution as promptly as practicable and use the proceeds to purchase additional shares of the Company's common stock in the same manner as cash paid over to the Custodian for purposes of dividend reinvestment.

              ARTICLE IX. ADMINISTRATION AND AMENDMENT

    Section 1. Administration. The Plan Administrator shall (i) administer the Plan and keep records of the Contribution Account balance of each Participant, (ii) interpret the Plan, and (iii) determine all questions arising as to eligibility to participate, amount of contributions permitted, determination of the Exercise Price, and all other matters of administration. The Plan Administrator shall have such duties, powers and discretionary authority as may be necessary to discharge the foregoing duties, and may delegate any or all of the foregoing duties to any individual or individuals (including officers of the Company or other Employees who are Participants). The Plan Administrator shall administer the Plan on a non discriminatory basis and will apply uniform rules to all persons similarly situated. The Board of Directors shall have the right at any time and without notice to remove or replace any individual or committee of individuals serving as Plan Administrator. All determinations by the Plan Administrator shall be conclusive and binding on all persons. Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan document shall be promulgated and adopted by the Plan Administrator.

    Section 2. Amendment. The board of directors of the Company may at any time amend the Plan in any respect, including termination of the Plan, without notice to Participants. If the Plan is terminated, all options outstanding at the time of termination shall be immediately canceled and the balance in each Participant's
Contribution Account shall be paid to that Participant.
Notwithstanding the foregoing, no amendment of the

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Plan as described in Article III shall become effective until and unless such amendment is approved by the shareholders of the Company.

                      ARTICLE X. MISCELLANEOUS

    Section 1. Expenses. The Employer will pay all expenses of administering this Plan that may arise in connection with the Plan. Any brokerage fees for the sale of shares by an Employee will be borne by the Employee.

    Section 2. No Contract of Employment. Nothing in this Plan shall be construed to constitute a contract of employment between an Employer and any Employee or to be an inducement for the employment of any Employee. Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Employee at any time, with or without cause, regardless of the effect which such discharge may have upon him as a Participant of the Plan.

    Section 3. Adjustment Upon Changes in Stock. The aggregate number of shares of stock reserved for purchase under the Plan as provided in Section 1 of Article VI, and the calculation of the Exercise Price as provided in Section 3 of Article VI, shall be adjusted by the Plan Administrator (subject to direction by the Board of Directors) in an equitable manner to reflect changes in the capitalization of the Company, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this Section 3 of Article X would create a fractional share of stock or a right to acquire a fractional share of stock, such fractional share shall be disregarded and the number of shares available under the Plan and the number of shares covered under any options granted pursuant to the Plan shall be the next lower number of shares, rounding all fractions downward.

    Section 4. Employer's Rights. The rights and powers of any Employer shall not be affected in any way by its participation in this Plan, including but not limited to the right or power of any Employer to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    Section 5. Limit on Liability. No liability whatever shall attach to or be incurred by any past, present or future shareholders, officers or directors, as such, or the Company or any Employer, under or by reason of any of the terms, conditions or agreements contained in this Plan or implied therefrom, and any and all liabilities of any and all rights and claims against the Company, an Employer, or any shareholder, officer or director as such, whether arising at common law or in equity or created by statute or constitution or otherwise, pertaining to this Plan, are hereby expressly waived and released by every Participant as a part of the consideration for any benefits under this Plan; provided, however, no waiver shall occur, solely by reason of this Section 5 of Article X, of any right which is not susceptible to advance waiver under applicable law.

    Section 6. Gender and Number. For the purposes of the Plan, unless the contrary is clearly indicated, the use of the masculine gender shall include the feminine, and the singular number shall include the plural and vice versa.

    Section 7. Governing Law. The validity, construction, interpretation, administration and effect of this Plan, and any rules or regulations promulgated hereunder, including all rights or privileges of any Participants hereunder, shall be governed exclusively by and in accordance with the laws of the State of Missouri, except that the Plan shall be construed to the maximum extent possible to comply with Section 423 of the Code and the Treasury regulations promulgated thereunder.

    Section 8. Headings. Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

    Section 9. Severability. If any provision of this Plan is held by a court to be unenforceable or is deemed invalid for any reason, then such provision shall be deemed inapplicable and omitted, but all other provisions of this Plan shall be deemed valid and enforceable to the full extent possible under applicable law.

    Section 10. Reports. At least annually, the Company will provide or cause to be provided to each Participant a report of the Participant's contributions under the Plan and the shares purchased with such contributions.

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                                                          APPENDIX B

                  ENGINEERED SUPPORT SYSTEMS, INC.
                       2002 STOCK OPTION PLAN

                   ARTICLE I. GENERAL PROVISIONS

    Section 1. Purpose of Plan. The purpose of the Engineered Support Systems, Inc. 2002 Stock Option Plan (the "Plan") is to enhance the profitability and value of Engineered Support Systems, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract, retain and motivate officers, other key employees and consultants of the Company who make important contributions to the success of the Company.

    Section 2. Definitions of Terms as Used in the Plan.

    (a) "Affiliate" means any subsidiary or parent of the Company.

    (b) "Award" means a Stock Option granted under Article II.

    (c) "Plan Administrator" means the Compensation Committee of the Board of Engineered Support Systems, Inc.

    (d) "Company" means Engineered Support Systems, Inc.

    (e) "Consultant" shall mean such party or entity or employee of such consultant, which has a written agreement with the Company to provide consulting services.

    (f) "Plan" means the Engineered Support Systems, Inc. 2002 Stock
Option Plan.

    (g) "Stock" means the $.01 par value common stock of Engineered Support Systems, Inc.

    Section 3. Authorization and Reservation. There shall be established a reserve of 1,750,000 shares of Stock of authorized and unissued shares, which shall be the total number of shares of Stock that may be issued pursuant to Awards. The Board of Directors may, from time to time, increase the number of shares allocated to the Plan as approved by the Board of Directors. The reserve may consist of authorized but unissued shares of Stock or of reacquired shares, or both. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

    Section 4. Administration of the Plan. The Compensation Committee, subject to the approval of the Chairman, shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts the Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

    Section 5. Participation in the Plan. Any officer, employee or consultant of the Company shall be eligible to participate in the Plan.

                     ARTICLE II. STOCK OPTIONS

    Section 1. Description. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

    Section 2. Terms and Conditions.

    (a) Each Stock Option shall be set forth in a written Notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

    (b) The purchase price of any shares exercised under any Stock Option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or stock, as the Plan
Administrator may determine.

    (c) No Stock Option may be exercised after the expiration of five (5) years from the date such Option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

    (d) The option price of shares subject to any Stock Option shall be the closing price of the Stock on the date that the Stock Option is granted and may not be repriced at any time.

                 ARTICLE III. FORFEITURE OF AWARDS

    (a) The recipient of an Award shall forfeit all amounts due or rights not exercised upon the occurrence of any of the following events:

        (i) the recipient is discharged for cause;

       (ii) the recipient voluntarily terminates his employment other than by Normal Retirement as defined in the Engineered Support Systems, Inc. Employee Stock Ownership Plan;

      (iii) the recipient engages in competition with the Company or any Affiliate; or,

       (iv) the recipient engages in any activity or conduct contrary to the best interest of the Company or Affiliate.

    (b) The Plan Administrator may include in any Award any additional or different conditions of forfeiture he may deem appropriate. The Plan Administrator may also, after taking into account the relevant circumstances, waive any condition of forfeiture stated above or in the Award.

    (c) In the event of forfeiture, the recipient shall lose all rights in and to the Award. This provision, however, shall not be invoked to force any recipient to return any Stock already received or due under an Award at the time of the event of forfeiture.

    (d) Such determinations as may be necessary for application of this section, including any grant of authority to others to make determinations under this section, shall be at the sole discretion of the Plan Administrator and his determinations shall be conclusive.

                    ARTICLE IV. DEATH OF AWARDEE

    Section 1. Death of Optionee. Upon the death of an Award recipient, a Stock Option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient's death, but not after the expiration of the term of the option, by the recipient's personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution for the State of Missouri.

        ARTICLE V. EXERCISE OF OPTION AND ISSUANCE OF STOCK

    Section 1. Exercise of Option. The holder of an Award shall exercise their right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price for the Stock. If the holder of the Award exercises his option for less than the total number of Shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

    Section 2. Endorsement on Stock Certificates.

    (a) The Stock issued pursuant to an Award shall be restricted before Stock is issued until the Plan is registered in accordance with the provisions of the applicable Securities Act and the provisions of applicable state securities laws or until the Stock may be transferred in accordance with an exemption from registration.

    (b) Until registered, the certificate or certificates representing the shares issued by the Company to any of the parties hereto shall have endorsed upon them the following legend:

      "The shares represented by this certificate have not been registered pursuant to the Securities Act of 1934 or the Missouri Uniform Securities Act, and therefore are "restricted securities" within the meaning of the Act. These shares have been acquired for investment and not with a view to distribution or resale and may not be made subject to a security interest, pledge, hypothecation, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1934 or the Missouri Uniform Securities Act or an opinion of counsel for the corporation that registration is not required under the Acts."

               ARTICLE VI. OTHER GOVERNING PROVISIONS

    Section 1. Transferability. No Award shall be transferable other than by will or the laws of descent and distribution as set out in
Article V, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him or at his death by his legal representative within six (6) months after such date.

    Section 2. Rights as a Shareholder. A recipient of an Award shall, unless the terms of the Award provide otherwise, have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a Stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

    Section 3. General Conditions of Awards. No employee or other person shall have any right with respect to this Plan, in the shares reserved, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

    Section 4. Limitation as to Service. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an eligible participant has a right to continue as an employee or consultant for any period of time or at any particular rate of compensation.

    Section 5. Acceleration. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

    Section 6. Adjustments. Upon any Stock split-up, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

    Section 7. Withholding of Taxes. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

    Section 8. No Warranty of Tax Effect. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

    Section 9. Amendment of Plan. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent; (2) no amendment may withdraw the authority from the Plan Administrator to administer the Plan; (3) no amendment may change the persons who may be eligible; and (4) no amendment may change the restrictions in the Plan against the transferability of Awards.

    Section 10. Construction of Plan. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

                ARTICLE VII. EFFECTIVE DATE AND TERM

    This Plan shall be effective upon approval by the shareholders of the Company. The Plan shall continue until October 31, 2007 unless extended by the Board of Directors, when it shall terminate. Any balances in the Share Reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Awards and to conclude the administration.

                                                          APPENDIX C

                  ENGINEERED SUPPORT SYSTEMS, INC.
                       2002 STOCK OPTION PLAN
                     FOR NONEMPLOYEE DIRECTORS

                   ARTICLE I. GENERAL PROVISIONS

    Section 1. Purpose of Plan. The purpose of the Engineered Support Systems, Inc. 2002 Stock Option Plan for Nonemployee Directors (the "Plan") is to enhance the profitability and value of Engineered Support Systems, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable nonemployee directors and by encouraging such directors to acquire an increased proprietary interest in the Company.

    Section 2. Definitions of Terms as Used in the Plan.

    (a) "Affiliate" means any subsidiary or parent of the Company.

    (b) "Award" means a Stock Option granted under Article II.

    (c) "Plan Administrator" means the Chairman of the Board of Engineered Support Systems, Inc.

    (d) "Company" means Engineered Support Systems, Inc.

    (e) "Director" means a member of the Board of Directors of Engineered Support Systems, Inc.

    (f) "Plan" means the Engineered Support Systems, Inc. 2002 Stock Option Plan for Nonemployee Directors.

    (g) "Stock" means the $.01 par value common stock of Engineered Support Systems, Inc.

    Section 3. Authorization and Reservation. There shall be established a reserve of 200,000 shares of Stock of authorized and unissued shares, which shall be the total number of shares of Stock that may be issued pursuant to Awards. The Board of Directors may, from time to time, increase the number of shares allocated to the Plan as approved by the Board of Directors. The reserve may consist of authorized but unissued shares of Stock or of reacquired shares, or both. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

    Section 4. Administration of the Plan. The Chairman of the Board of the Company shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts the Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

    Section 5. Participation in the Plan. Each member of the Company's Board of Directors who is not otherwise an employee of the Company or of any subsidiary of the Company ("Eligible Director") shall be eligible to participate in the Plan.

                     ARTICLE II. STOCK OPTIONS

    Section 1. Description. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

    Section 2. Terms and Conditions.

    (a) Each Stock Option shall be set forth in a written Notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

    (b) The purchase price of any shares exercised under any Stock Option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or stock, as the Plan
Administrator may determine.

    (c) No Stock Option may be exercised after the expiration of five (5) years from the date such Option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

    (d) The option price of shares subject to any Stock Option shall be the closing price of the Stock on the date that the Stock Option is granted and may not be repriced at any time.

    Section 3. Option Grant Size and Grant Dates.

    (a) Initial Grants. An option to purchase 3,750 Shares (as adjusted pursuant to Article VI, Section 6) shall be granted to each Eligible Director immediately following the Annual Meeting after such Eligible Director is first elected or immediately following the first Annual Meeting after such Eligible Director is elected or appointed by the Board to be Director. Eligible Directors are only entitled to receive one (1) initial grant during their lifetime.

    (b) Annual Grants. An option to purchase 2,500 Shares (as adjusted Pursuant to Article VI, Section 6) shall be granted automatically each year immediately following the Annual Meeting, to each Eligible Director who has not received an initial grant in that fiscal year.

    Section 4. Option Exercise Price. The option exercise price per share for an initial or annual award shall be the closing price of the Stock on the date the Option is granted and may not be repriced at any time.

                 ARTICLE III. FORFEITURE OF AWARDS

    Section 1. Termination Other Than by Retirement, Disability, or Death. In the event of the termination of an optionee's service as a Director, other than by reason of retirement, total and permanent disability, or death, the then outstanding options of such optionee shall automatically expire on the effective date of such termination. For purposes of the Plan, the term "by reason of retirement" means (i) mandatory retirement pursuant to Board Policy or (ii) termination of service at a time when the optionee would be entitled to a retirement benefit under the Engineered Support Systems, Inc. Employee Stock Ownership Plan as then in effect, if the Eligible Director were an employee of the Company.

    Section 2. Termination By Retirement or Disability. In the event of the termination of an optionee's service as a Director by reason of retirement or total and permanent disability, the then outstanding options of such optionee shall become exercisable to the full extent of the number of Shares remaining covered by such options, regardless of whether such options were previously exercisable, and each such option shall expire four years after the date of such termination or on the stated grant expiration date, whichever is earlier.

                    ARTICLE IV. DEATH OF AWARDEE

    Section 1. Death of Optionee. Upon the death of an Award recipient, a Stock Option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient's death, but not after the expiration of the term of the option, by the recipient's personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution for the State of Missouri.

        ARTICLE V. EXERCISE OF OPTION AND ISSUANCE OF STOCK

    Section 1. Exercise of Option. The holder of an Award shall exercise their right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price for the Stock. If the holder of the Award exercises his option for less than the total number of Shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

    Section 2. Endorsement on Stock Certificates.

    (a) The Stock issued pursuant to an Award shall be restricted before Stock is issued until the Plan is registered in accordance with the provisions of the applicable Securities Act and the provisions of applicable state securities laws or until the Stock may be transferred in accordance with an exemption from registration.

    (b) Until registered, the certificate or certificates representing the shares issued by the Company to any of the parties hereto shall have endorsed upon them the following legend:

      "The shares represented by this certificate have not been registered pursuant to the Securities Act of 1934 or the Missouri Uniform Securities Act, and therefore are "restricted securities" within the meaning of the Act. These shares have been acquired for investment and not with a view to distribution or resale and may not be made subject to a security interest, pledge, hypothecation, or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1934 or the Missouri Uniform Securities Act or an opinion of counsel for the corporation that registration is not required under the Acts."

               ARTICLE VI. OTHER GOVERNING PROVISIONS

    Section 1. Transferability. No Award shall be transferable other than by will or the laws of descent and distribution as set out in
Article V, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him or at his death by his legal representative within six (6) months after such date.

    Section 2. Rights as a Shareholder. A recipient of an Award shall, unless the terms of the Award provide otherwise, have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a Stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

    Section 3. General Conditions of Awards. No employee or other person shall have any right with respect to this Plan, in the shares reserved, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

    Section 4. Limitation as to Directorship. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an Eligible Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

    Section 5. Acceleration. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

    Section 6. Adjustments. Upon any Stock split-up, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

    Section 7. Withholding of Taxes. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

    Section 8. No Warranty of Tax Effect. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

    Section 9. Amendment of Plan. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent; (2) no amendment may withdraw the authority from the Plan Administrator to administer the Plan; (3) no amendment may change the persons who may be eligible; and (4) no amendment may change the restrictions in the Plan against the transferability of Awards.

    Section 10. Construction of Plan. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

                ARTICLE VII. EFFECTIVE DATE AND TERM

    This Plan shall be effective upon approval by the shareholders of the Company. The Plan shall continue until October 31, 2007 unless extended by the Board of Directors, when it shall terminate. Any balances in the Share Reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Awards and to conclude the administration.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION      PLEASE MARK
IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.             YOUR VOTES AS
                                                             INDICATED IN
                                                             THIS EXAMPLE   /X/

                                                        FOR  WITHHELD
1. Election of Directors for a term                     / /    / /
   of three years.
     Nominees:
     01 Gerald A. Potthoff,
     02 Gary C. Gerhardt,
     03 MG George E. Friel
        (U.S. Army, Retired)
     04 Thomas J. Guilfoil, and
     05 General Charles T. Robertson, Jr.

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided. Your total cumulative votes will be allocated fully among the remaining nominees.

For, except vote withheld from the following nominee(s):

- --------------------------------------------------------------------


                                                        FOR  AGAINST  ABSTAIN
2. Engineered Support Systems, Inc. Employee Stock      / /    / /      / /
   Purchase Plan and the allocation of 500,000 shares of Engineered Support Systems, Inc. common stock to the Employee Stock Purchase Plan.

                                                        FOR  AGAINST  ABSTAIN
3. Engineered Support Systems, Inc. 2002 Stock Option   / /    / /      / /
   Plan and the allocation of 1,750,000 shares of Engineered Support Systems, Inc. common stock to the Stock Option Plan.

                                                        FOR  AGAINST  ABSTAIN
4. Engineered Support Systems, Inc. 2002 Stock Option   / /    / /      / /
   Plan for Nonemployee Directors and the allocation of 200,000 shares of Engineered Support Systems,
   Inc. common stock to the Stock Option Plan for Nonemployee Directors.



                       Change of Address  / /           Attend Meeting  / /
               (indicate on reverse side)









SIGNATURE                     SIGNATURE(S)                     DATE
         --------------------             --------------------     ------------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. JOINT MEMBERS SHOULD
EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
- --------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

PROXY                 ENGINEERED SUPPORT SYSTEMS, INC.

            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 5, 2002

     The undersigned hereby appoints Michael F. Shanahan, Sr. proxy, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Engineered Support Systems, Inc. to be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 5, 2002, and at any adjournments thereof, on all matters coming before said meeting.

     You are encouraged to specify your choices by marking the appropriate boxes on the REVERSE SIDE. The Proxy cannot vote your shares unless you sign and return this card.



          (change of address)

- ---------------------------------------

- ---------------------------------------

- ---------------------------------------




- --------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

                          APPENDIX


      Page 14 of the printed Proxy contains a stock performance graph. The information contained in the graph has been presented in a tabular format that may be processed by the EDGAR system.